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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 APRIL 14, 1997
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                                CARNEGIE BANCORP
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             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-2456                 22-3257100
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


        619 ALEXANDER ROAD, PRINCETON, NEW JERSEY             08540
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        (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code (609) 520-0601
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ITEM 5. OTHER EVENTS.

     On April 14, 1997, the Registrant issued a press release announcing its earnings for the quarter ended March 31, 1997.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Carnegie Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CARNEGIE BANCORP
                                                (Registrant)


                                                 By: /s/ RICHARD ROSA
                                                     ---------------------------
                                                     Richard Rosa,
                                                     Chief Financial Officer

Dated:  April 15, 1997


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                   Description
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   99             Press Release dated April 14, 1997 announcing
                  Registrant's earnings for the quarter ended
                  March 31, 1997.